                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                  FORM 8-K/A
                               (Amendment No. 1)

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                August 31, 2000
                                Date of Report
                       (Date of earliest event reported)

                                INFOSPACE, INC.
            (Exact name of Registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

        0-25131                                           91-1718107
 (Commission File No.)                      (IRS Employer Identification Number)



                      601 108/th/ Avenue N.E., Suite 1200
                          Bellevue, Washington 98004
                   (Address of Principal Executive Offices)

                                 425-201-6100
             (Registrant's Telephone Number, Including Area Code)

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS
-------

     On July 24, 2000, InfoSpace, Inc., a Delaware corporation ("InfoSpace") entered into a definitive agreement (the "Purchase Agreement") to acquire from the shareholders of TDLI.com Limited, a privately held company based in Hampshire, England ("TDLI"), all of the issued and outstanding capital stock of TDLI. TDLI holds approximately fifty percent of TDL InfoSpace (Europe) Limited, a joint venture originally formed by InfoSpace and Thomson Directories Limited in July 1998 to replicate InfoSpace's services in Europe. The acquisition of TDLI, which gave InfoSpace control of TDL InfoSpace, was completed on August 31, 2000.

     This transaction was initially reported in a Current Report on Form
 8-K filed on July 10, 2000. This Amendment is being filed to amend Items 7(a) and 7(b) in their entirety.

 Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
 -------
     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Financial statements for the period from July 31, 1998 (inception) to December 31, 1999 and unaudited interim financial statements for the period from January 1, 2000 to August 31, 2000 are attached hereto. Financial statements are presented in British pounds sterling.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Summary pro forma consolidated statements of operations for the nine months ended September 30, 2000 and 1999. Pro forma statements are presented in US dollars.

     (c)  EXHIBITS.

     *2.1 Sale and Purchase Agreement relating to the issued share capital of TDLI.com Limited dated as of July 24, 2000, by and between the Registrant and the shareholders of TDLI.com.

________________
*  Previously filed.

                             FINANCIAL STATEMENTS

TDL INFOSPACE (EUROPE) LIMITED

REPORT OF THE AUDITORS TO THE MEMBERS OF TDL INFOSPACE (EUROPE) LIMITED

We have audited the financial statements on pages 5 to 15 which have been prepared under the historical cost convention and the accounting policies set out on pages 9 and 10.

Respective responsibilities of directors and auditors

The directors are responsible for preparing the Annual Report, including as described on page 2 of the accounts. Our responsibilities, as independent auditors, are established by statute, the Auditing Practices Board and our profession's ethical guidance.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act. We also report to you if, in our opinion, the directors' report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions is disclosed.

We read the other information contained in the Annual Report and consider the implications for our report if we become aware of any apparent misstatements or material inconsistencies with the financial statements.

Basis of audit opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of affairs of the company at 31 December 1998 and the loss and cash flows of the company for the period then ended and have been properly prepared in accordance with the Companies Act 1985.


PricewaterhouseCoopers
Charted Accountants and Registered Auditors
London
8 March 1999

TDL INFOSPACE (EUROPE) LIMITED


PROFIT AND LOSS ACCOUNT
For the period from 29 June 1998 to 31 December 1998


                                                          Note        (Pounds)

Turnover                                                               89,366

Cost of sales                                                         (58,816)
                                                                     --------
Gross profit                                                           30,550

Operating expenses                                            2      (230,822)
                                                                     --------
Operating loss before interest and before taxation                   (200,272)

Interest receivable                                           3        15,698

Interest payable                                                            -
                                                                     --------
Loss on ordinary activities before taxation                   4      (184,574)

Tax on loss on ordinary activities                                          -
                                                                     --------
Loss on ordinary activities after taxation                    11     (184,574)
                                                                     ========

There were no recognised gains or losses in the period other than those shown above.

There is no difference between the loss before taxation and the retained loss for the period stated above and their historical cost equivalents.

A statement of movements in shareholders' funds is given in Note 12.

All the above operations were of a continuing nature.

The accompanying notes on pages 8 to 15 form an integral part of these accounts.

TDL INFOSPACE (EUROPE) LIMITED


BALANCE SHEET
At 31 December 1998

                                             Note       (pounds)      (pounds)

Fixed Assets
Tangible assets                                 7                       5,759

Current Assets
Work in progress                                        398,088
Debtors                                         8       212,611
Cash at bank and in hand                                473,032
                                                      ---------

                                                      1,083,731

Creditors: amount falling due
 within one year                               9       (674,044)
                                                      ---------

Net Current Assets                                                    409,687
                                                                    ---------
Total Assets less Current Liabilities                                 415,446
                                                                    ---------
Net Assets                                                            415,446
                                                                    =========
Equity Shareholders' Funds
Called up ordinary share capital              10          9,500
Share premium account                         10        590,520
Profit and loss account                       11       (184,574)
                                                       --------      --------
Total Capital and Reserves                                            415,446
                                                                     --------

Approved by the board on
and signed on its behalf

/s/ Gary List                       /s/ Naveen Jain
GC List                             N Jain
8 March 1999                        8 March 1999

The accompanying notes on pages 8 to 15 form an integral part of these accounts.

TDL INFOSPACE (EUROPE) LIMITED


CASH FLOW STATEMENT
For the period from 29 June 1998 to 31 December 1998

                                                         Cash flow
                                                             Notes   (Pounds)

Net cash outflow from operating activities                       1   (135,850)

Returns on investments and servicing of finance
Interest received                                                      15,698
Interest paid                                                               -
                                                                    ---------

Net cash inflow from returns on investments and
servicing of finance                                                   15,698

Capital expenditure
Payments to acquire tangible fixed assets                              (6,836)
                                                                    ---------

Net cash outflow for capital expenditure                               (6,836)
                                                                    ---------

Net cash outflow                                                     (126,988)
                                                                    ---------

Financing
Issue of ordinary share capital                                       600,020
                                                                    ---------

Net cash inflow for financing                                         600,020

Management of liquid resources
Increase in term deposits                                            (500,000)
                                                                    ---------

Net cash outflow from management of
liquid resources                                                     (500,000)

Decrease in cash                                                 2     26,968
                                                                    ---------
                                                                      126,988
                                                                    =========

TDL INFOSPACE (EUROPE) LIMITED


NOTES TO THE CASH FLOW STATEMENT
For the period from 29 June 1998 to 31 December 1998


1.   Reconciliation of operating loss to
     net cash flow from operating activities
                                                             (Pounds)
     Operating loss before interest                         (200,272)
     Depreciation                                              1,077
     Increase in work in progress                           (398,088)
     Increase in debtors                                    (190,217)
     Increase in creditors                                   419,315
     Increase in amounts due to related parties              232,335
                                                            --------

     Net cash outflow from operating activities             (135,850)
                                                            --------
2.   Reconciliation of net cash flow to
     movement in funds
                                                             (Pounds)
     Decrease in cash                                        (26,968)
     Increase in short term deposits                         500,000
                                                            --------
     Movement in net funds                                   473,032
     Net funds at 29 June                                          -
                                                            --------

     Net funds at 31 December                                473,032
                                                            ========

TDL INFOSPACE (EUROPE) LIMITED

NOTES TO THE ACCOUNTS
For the period from 29 June 1998 to 31 December 1998


1.   ACCOUNTING POLICIES

     The financial statements have been prepared under the historical cost convention and in accordance with applicable Accounting Standards in the United Kingdom. All accounting policies have been applied consistently throughout the period and are set out below:

a.   Turnover

     Revenues are derived from short term advertising agreements and recognised over the term of these agreements.

     Where the company receives a fixed fee, guaranteed minimum payments are recognised over the term of the sales agreements. Revenue earned above the guaranteed minimum payments are recognised over the term of local advertising agreements between directory advertisers and directory publishers.

     Where the company receives a fee based on a per impression click through basis revenues from contracts based on the number of impressions displayed or click throughs provided are recognised as the services are provided.

     Revenues from fixed fee or carriage fee agreements are recognised over the related contract term. Commissions and transaction fees in excess of the guaranteed minimums are recognised in the period the transaction occurred. For carriage fee contracts that are performance based with an established maximum, the company recognises revenues as services are rendered.

b.   Work in progress

     Work in progress comprises the commission costs incurred in selling and processing advertisements. Work in progress is recognised in the profit and loss account as services are rendered.

c.   Fixed assets

     Fixed assets are stated at cost, net of depreciation and provision for permanent diminution in value.

d.   Depreciation

     Depreciation is provided on a straight line basis at rates calculated to write-off the cost of each asset over its estimated useful life. The annual rates for the major classes of tangible fixed assets are as follows:

     Computer equipment                                      33 1/3%
     Office furniture and equipment                         10 - 20%

TDL INFOSPACE (EUROPE) LIMITED

For the period from 29 June 1998 to 31 December 1998


e.   Pensions

     The company contributes to a pension scheme operated by Thomson
     Directories Limited, a shareholder of the company. Pension costs are charged to the profit and loss account so as to spread the cost (as a level percentage of salary) over the estimated average service lives of the employees in the scheme.

f.   Taxation

     Corporation tax is payable on taxable profits at the rate of 31% for the year.

g.   Deferred taxation

     Provision is made for deferred taxation on timing differences except where it is unlikely that the timing difference will reverse in the foreseeable future.

h.   Foreign currency transactions

     Transactions in foreign currencies are recorded at the rate ruling on the date of the transaction. All foreign exchange differences are taken to the profit and loss account.

2.   NET OPERATING EXPENSES

                                                            (Pounds)
     Administrative expenses                                 129,756
     Set-up costs                                            101,066
                                                             -------

                                                             230,822
                                                             -------

3.   INTEREST RECEIVABLE

                                                            (Pounds)

     Interest receivable from
     short-term bank deposits                                 15,698
                                                              ------

TDL INFOSPACE (EUROPE) LIMITED

For the period from 29 June 1998 to 31 December 1998

4.   LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION

     Loss on ordinary activities before taxation is stated after charging:

                                                                 (Pounds)
     Auditors' remuneration - audit services                        5,000
     Depreciation of tangible fixed assets                          1,077
     Staff costs (note 6)                                          44,022

5.   DIRECTORS' EMOLUMENTS

     The directors did not receive, nor were they entitled to receive, any compensation for the period ended 31 December 1998.

6.   EMPLOYEES

     The average number of persons employed by the company in the United Kingdom during the period was:

     Sales and Marketing                                              2
                                                                     --

                                                                (Pounds)
     Staff costs of all employees:
     Wages and salaries                                          40,747
     Social security costs                                        3,275
                                                                 ------

                                                                 44,022
                                                                 ------

TDL INFOSPACE (EUROPE) LIMITED

For the period from 29 June 1998 to 31 December 1998

7.   TANGIBLE ASSETS

                                           Office
                                      furniture &       Computer
                                        equipment      equipment         Total

                                         (Pounds)       (Pounds)      (Pounds)

     Cost at 29 June 1998                       -              -             -
     Additions                                779          6,057         6,836
                                              ---          -----         -----

     At 31 December 1998                      779          6,057         6,836
                                              ---          -----         -----

     Depreciation at 29 June 1998               -              -             -
     Provided in period                        77          1,000         1,077
                                              ---          -----         -----

     At 31 December 1998                       77          1,000         1,077

     Net book value
     At 31 December 1998                      702          5,057         5,759
                                              ---          -----         -----

8.   DEBTORS

                                                                      (Pounds)
     Trade debtors                                                     178,880
     Amounts owed by related parties                                    22,394
     Prepayments                                                        11,337
                                                                       -------

                                                                       212,611
                                                                       -------

9.   CREDITORS

     Amounts falling due within one year:

                                                                      (Pounds)
     Trade creditors                                                     8,194
     Amount owed to related parties                                    254,729
     Accruals and deferred income                                      411,121
                                                                       -------

                                                                       674,044
                                                                       =======

TDL INFOSPACE (EUROPE) LIMITED

For the period from 29 June 1998 to 31 December 1998


10.  SHARE CAPITAL AND SHARE PREMIUM

     Authorised                                                         (pounds)
     725,000 Ordinary Class 'A' shares of (pounds)0.01 each                7,250
     725,000 Ordinary Class 'B' shares of (pounds)0.01 each                7,250
     50,000 Ordinary Class 'C' shares of (pounds)0.01 each                   500
                                                                        --------

                                                                          15,000
                                                                        ========


    Issued, called up and fully paid                                    (pounds)
    475,000 Ordinary Class 'A' shares of (pounds)0.01 each                 4,750
    475,000 Ordinary Class 'B' shares of (pounds)0.01 each                 4,750
                                                                        --------
                                                                           9,500
                                                                        ========

    Share Premium                                                       (pounds)
    Excess of subscription price paid
    over the nominal value of the shares                                 590,520
                                                                        ========

    During the year 475,000 Class 'A' shares and 475,000 Class 'B' shares were issued for cash. The nominal value of these shares was (pounds)9,500 and the consideration received was (pounds)600,020.

    The Ordinary Class 'A' shares rank pari passu with the Ordinary Class 'B' shares and have equal voting rights.

    The Ordinary Class 'C' shares rank pari passu with the Ordinary Class 'A' and 'B' shares, but do not have any dividend or voting rights.


11. PROFIT AND LOSS ACCOUNT

                                                                        (pounds)
    Opening balance                                                           -
    Retained loss for the period                                       (184,574)
                                                                        -------
    Retained loss at 31 December 1998                                  (184,574)
                                                                        =======

TDL INFOSPACE (EUROPE) LIMITED

For the period from 29 June 1998 to 31 December 1998



12.  RECONCILIATION OF MOVEMENTS AND SHAREHOLDERS'
     FUNDS AND RESERVES

                                                                        (pounds)
     Retained loss for the period                                      (184,574)
     Net proceeds from issue of ordinary share capital                  600,020
                                                                        -------

     Net increase in shareholders' funds                                415,446
     Opening shareholders' funds                                              -
                                                                        -------

     Closing shareholders' funds                                        415,446
                                                                        =======

13.  PENSIONS

     The company participates in a pension scheme operated by Thomson Directories Limited. The pension scheme is of the defined benefit type and its assets are held in a separate trustee administered fund. The trustee company is Thomson Directories Pension Company Limited, a wholly owned subsidiary of Thomson Directories Limited, a shareholder of TDL InfoSpace (Europe) Limited. The fund is valued every three years by a professionally qualified, independent actuary. The scheme is currently is in surplus and all related costs in the period have been borne by Thomson Directories Limited. Particulars of the valuation are held in the accounts of Thomson Directories Limited. Copies of these accounts can be obtained from the Company Secretary of Thomson Directories Limited.


14.  CAPITAL COMMITMENTS

                                                                        (pounds)
     Capital expenditure commitments
     Contracted for but not provided                                       7,800
                                                                           =====

15.  RELATED PARTY TRANSACTIONS

     On 16 July 1998 the company entered into a Database Licence Agreement and a Technology Licence Agreement with InfoSpace.com, the ultimate holding company of InfoSpace Investments (UK) Limited, a shareholder of TDL InfoSpace (Europe) Limited, and during the period paid (pounds)25,000 to InfoSpace.com in connection with these agreements.

     On 16 July 1998 the company entered into a Database Licence Agreement with Thomson Directories Limited, a shareholder of the company, and during the period paid (pounds)25,000 to Thomson Directories Limited in connection with this agreement.

TDL INFOSPACE (EUROPE) LIMITED

For the period from 29 June 1998 to 31 December 1998


      On 16 July 1998 the company entered into a Web Site Services Agreement with Thomson Directories Limited. The company received (pounds)l9,050 in fees under this agreement during the period and paid Thomson Directories Limited sales commission of (pounds)456,904.

      On 16 July 1998 the company entered into Trade Name Licence Agreements with InfoSpace.com and Thomson Directories Limited.

      The company paid (pounds)29,163 in respect of set-up costs to InfoSpace.com during the period to 31 December 1998.

      The company paid (pounds)60,403 in respect of set-up costs and (pounds)63,153 in respect of other costs to Thomson Directories Limited during the period to 31 December 1998.

TDL INFOSPACE (EUROPE) LIMITED


REPORT OF THE AUDITORS TO THE MEMBERS OF TDL INFOSPACE (EUROPE) LIMITED


We have audited the financial statements on pages 5 to 15 which have been prepared under the historical cost convention and the accounting policies set out on pages 9 and 10.

Respective responsibilities of directors and auditors

The directors are responsible for preparing the Annual Report, including as described on page 2, for preparing the financial statements in accordance with applicable United Kingdom accounting standards. Our responsibilities, as independent auditors, are established in the United Kingdom by statute, the Auditing Practices Board and our profession's ethical guidance.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the United Kingdom Companies Act. We also report to you if, in our opinion, the directors' report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions is not disclosed.

We read the other information contained in the Annual Report and consider the implications for our report if we become aware of any apparent misstatements or material inconsistencies with the financial statements.

Basis of audit opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs at 31 December 1999 and its profit and cash flows for the year then ended and have been properly prepared in accordance with the United Kingdom Companies Act 1985.

/s/ PricewaterhouseCoopers
PricewaterhouseCoopers
Charted Accountants and Registered Auditors
London
3 May 2000

TDL INFOSPACE (EUROPE) LIMITED

PROFIT AND LOSS ACCOUNT
For the year ended 31 December 1999

                                                        Note              1999              1998
                                                                       (Pounds)          (Pounds)
Turnover                                                             2,315,357             89,366

Cost of sales                                                       (1,728,525)           (58,816)
                                                                   -----------          ---------

Gross profit                                                           586,832             30,550

Operating expenses                                         2          (583,491)          (230,822)
                                                                   -----------          ---------
Operating profit/(loss) before interest
and before taxation                                                      3,341           (200,272)

Interest receivable                                        3            16,852             15,698
                                                                   -----------          ---------

Profit/(loss) on ordinary activities before taxation       4            20,193           (184,574)

Tax on profit/(loss) on ordinary activities                                  -                 -
                                                                   -----------          ---------
Profit/(loss) on ordinary activities after taxation       11            20,193           (184,574)
                                                                   ===========          =========

There were no recognised gains or losses in the year other than those shown above.

There is no difference between the profit/(loss) before taxation and the retained profit/(loss) for the year stated above and their historical cost equivalents.

A statement of movements in shareholders' funds is given in Note 12.

All the above operations were of a continuing nature.


The accompanying notes on pages 8 to 15 form an integral part of these accounts.

TDL INFOSPACE (EUROPE) LIMITED

BALANCE SHEET
At 31 December 1999

                                                Note                      1999                        1998
                                                          --------------------      ----------------------
                                                            (Pounds)   (Pounds)       (Pounds)     (Pounds)
Fixed Asets
Tangible assets                                    7                    29,638                       5,759

Current Assets
Work in progress                                          1,529,967                   398,088
Debtors                                            8      1,325,923                   212,611
Cash at bank and in hand                                    565,029                   473,032
                                                         ----------                 ---------

                                                          3,420,919                 1,083,731

Creditors: amount falling due
  within one year                                  9     (3,014,918)                 (674,044)
                                                         ----------                 ---------

Net Current Assets                                                     406,001                     409,687
                                                                      --------                    --------

Total Assets less Current Liabilities                                  435,639                     415,446
                                                                      --------                    --------

Net Assets                                                             435,639                     415,446
                                                                      ========                    ========

Equity Shareholders' Funds
Called up ordinary share capital                  10                     9,500                       9,500
Share premium account                             10                   590,520                     590,520
Profit and loss account                           11                  (164,381)                   (184,574)
                                                                      --------                    --------

Total Capital and Reserves                        12                   435,639                     415,446
                                                                      ========                    ========


Approved by the board
and signed on its behalf



/s/ Gary List                      /s/ Naveen Jain

GC LIST                            N JAIN

25 February 2000                             2000


The accompanying notes on pages 8 to 15 form an integral part of these accounts.

TDL INFOSPACE (EUROPE) LIMITED

CASH FLOW STATEMENT
For the year ended 31 December 1999

                                                       Cash flow        1999         1998
                                                           Notes     (Pounds)     (Pounds)
Net cash inflow/(outflow)
from operating activities                                      1     106,323      (135,850)

Returns on investments and servicing of finance
Interest received                                                     16,852        15,698
                                                                     -------      --------
Net cash inflow from returns on investments and
servicing of finance                                                  16,852        15,698

Capital expenditure
Payments to acquire tangible fixed assets                            (31,178)       (6,836)
                                                                     -------      --------
Net cash outflow for capital expenditure                             (31,178)       (6,836)

Financing
Issue of ordinary share capital                                            -       600,020
                                                                     -------      --------
Net cash inflow for financing                                              -       600,020

Management of liquid resources
Decrease/(increase) in term deposits                                 200,000      (500,000)
                                                                     -------      --------
Net cash outflow from management of
liquid resources                                                     200,000      (500,000)
                                                                     =======      ========

Increase/(decrease) in cash                                    2     291,997       (26,968)
                                                                     =======      ========

TDL INFOSPACE (EUROPE) LIMITED


NOTES TO THE CASH FLOW STATEMENT
For the year ended 31 December 1999

                                                                            1999           1998
                                                                         (Pounds)       (Pounds)
1.   Reconciliation of operating profit/(loss) to
     net cash flow from operating activities

     Operating profit/(loss) before interest and tax                       3,341       (200,272)
     Depreciation                                                          7,299          1,077
     Increase in work in progress                                     (1,131,879)      (398,088)
     Increase in debtors                                                (115,002)      (190,217)
     increase in creditors                                             1,380,790        419,315
     (Decrease)/increase in amounts due to related parties               (38,226)       232,335
                                                                      ----------       --------

     Net cash inflow/(outflow) from operating activities                 106,323       (135,850)
                                                                      ==========       ========
2.   Reconciliation of net cash flow to movement in funds

                                                                                        (Pounds)
     Increase/(decrease) in cash                                         291,997        (26,968)
     (Decrease)/increase in short term deposits                         (200,000)       500,000
                                                                      ----------       --------

     Movement in net funds                                                91,997        473,032
     Net funds at 1 January                                              473,032              -
                                                                      ----------       --------

     Net funds at 31 December                                            565,029        473,032
                                                                      ==========       ========

TDL INFOSPACE (EUROPE) LIMITED

NOTES TO THE ACCOUNTS
For the year ended 31 December 1999


1.   ACCOUNTING POLICIES

     The financial statements have been prepared under the historical cost convention and in accordance with applicable Accounting Standards in the United Kingdom. All accounting policies have been applied consistently throughout the period and are set out below:

a.   Turnover

     Revenues are derived from short term advertising agreements and recognised over the term of these agreements.

     Where the company receives a fixed fee, guaranteed minimum payments are recognised over the term of the sales agreements. Revenue earned above the guaranteed minimum payments are recognised over the term of local advertising agreements between directory advertisers and directory publishers.

     Where the company receives a fee based on a per impression click through basis revenues from contracts based on the number of impressions displayed or click throughs provided are recognised as the services are provided.

     Revenues from fixed fee or carriage fee agreements are recognised over the related contract term. Commissions and transaction fees in excess of the guaranteed minimums are recognised in the period the transaction occurred. For carriage fee contracts that are performance based with an established maximum, the company recognises revenues as services are rendered.

b.   Work in progress

     Work in progress comprises the commission costs incurred in selling and processing advertisements. Work in progress is recognised in the profit and loss account as services are rendered.

c.   Fixed assets

     Fixed assets are stated at cost, net of depreciation and provision for permanent diminution in value.

d.   Depreciation

     Depreciation is provided on a straight line basis at rates calculated to write-off the cost of each asset over its estimated useful life. The annual rates for the major classes of tangible fixed assets are as follows:

     Computer equipment                                        33 1/3%
     Office furniture and equipment                           10 - 20%

TDL INFOSPACE (EUROPE) LIMITED

For the year ended 31 December 1999




e.   Pensions

     The company participated in a pension scheme operated by Thomson Directories Limited, a related party, for part of the year, Pension costs are charged to the profit and loss account so as to spread the cost (as a level percentage of salary) over the estimated average service lives of the employees in the scheme from 1 April 1999, the company no longer participates in a pension scheme on its employees behalf (note 13).

f.   Taxation

     Corporation tax is payable on taxable profits at the rate of 30% (1998 - 31%) for the year.

g.   Deferred taxation

     Provision is made for deferred taxation on timing differences except where it is unlikely that the timing difference will reverse in the foreseeable future.

h.   Foreign currency transactions

     Transactions in foreign currencies are recorded at the rate ruling on the date of the transaction. All foreign exchange differences are taken to the profit and loss account.


2.   NET OPERATING EXPENSES


                                         1999          1998
                                      (Pounds)      (Pounds)

     Administrative expenses          583,491       129,756
     Set-up costs                           -       101,066
                                      -------       -------

                                      583,491       230,822
                                      =======       =======

3.   INTEREST RECEIVABLE

                                         1999          1998
                                      (Pounds)      (Pounds)

     Interest receivable from
     short-term bank deposits          16,852        15,698
                                      =======       =======

TDL INFOSPACE (EUROPE) LIMITED

For the year ended 31 December 1999



4.   PROFIT/LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION

     Profit/loss on ordinary activities before taxation is stated after charging:

                                                    1999          1998
                                                  (Pounds)      (Pounds)

     Auditors' remuneration - audit services       11,000        5,000
     Depreciation of tangible fixed assets          7,299        1,077
     Staff costs  (note 6)                        272,782       44,022


5.   DIRECTORS' EMOLUMENTS

     The directors did not receive, nor were they entitled to receive any compensation for the period ended 31 December 1999 (1998 - Nil).



6.   EMPLOYEES

     The average number of persons employed by the company in the United Kingdom during the year was:

                                                            1999       1998

     Sales and Marketing                                       7          2
                                                            ====       ====


                                                           1999       1998
                                                         (Pounds)   (Pounds)
     Staff costs of all employees:
     Wages and salaries                                  257,440     40,747
     Social security costs                                15,342      3,275
                                                         -------     ------

                                                         272,782     44,022
                                                         =======     ======

TDL INFOSPACE (EUROPE) LIMITED

For the year ended to 31 December 1999


7.   TANGIBLE ASSETS


                                                Office
                                           furniture &     Computer
                                             equipment   equiptment       Total


                                              (Pounds)     (Pounds)    (Pounds)
     Cost at 1 January 1999                        779       6,057       6,836
     Additions                                       -      31,177      31,177
                                               -------    --------    --------

     At 31 December 1999                           779      37,234      38,013
                                               -------    --------    --------

     Depreciation at 1 January 1999                 77       1,000       1,077
     Provided in year                              156       7,143       7,299
                                               -------    --------    --------

     At 31 December 1999                           233       8,143       8,376
                                               -------    --------    --------
     Net book value
     At 31 December 1999                           546      29,092      29,638
                                               =======    ========    ========

     Net book value
     At 31 December 1998                           702       5,057       5,759
                                               =======    ========    ========



8.   DEBTORS

                                                            1999         1998
                                                          (Pounds)     (Pounds)

     Trade debtors                                         213,793     178,880
     Amounts owed by related parties                     1,020,704      22,394
     Prepayments                                            91,426      11,337
                                                        ----------    --------

                                                         1,325,923     212,611
                                                        ==========    ========

9.   CREDITORS

                                                            1999         1998
                                                          (Pounds)     (Pounds)
     Amounts falling due within one year:
     Trade creditors                                         1,572       8,194
     Amounts owed to related parties                     1,214,813     254,729
     Accruals and deferred income                        1,798,533     411,121
                                                        ----------    --------

                                                         3,014,918     674,044
                                                        ==========    ========

TDL INFOSPACE (EUROPE) LIMITED

For the year ended 31 December 1999



10.  SHARE CAPITAL AND SHARE PREMIUM
                                                               1999      1998

     Authorised                                              (Pounds)   (Pounds)

     725,000 Ordinary Class 'A' shares of (Pounds)0.01 each    7,250      7,250
     725,000 Ordinary Class 'B' shares of (Pounds)0.01 each    7,250      7,250
     50,000 Ordinary Class 'C' shares of (Pounds)0.01 each       500        500
                                                              ------     ------
                                                              15,000     15,000
                                                              ======     ======


     Issued, called up and fully paid                        (Pounds)   (Pounds)
     475,000 Ordinary Class 'A' shares of (Pounds)0.01 each    4,750      4,750
     475,000 Ordinary Class 'B' shares of (Pounds)0.01 each    4,750      4,750
                                                              ------     ------
                                                               9,500      9,500
                                                              ======     ======


     Share Premium                                           (Pounds)   (Pounds)
     Excess of subscription price paid
     over the nominal value of the shares                    590,520    590,520
                                                             -------    -------

     During the year share options were granted over 13,700 Ordinary Class 'C' shares at an exercise price of 63.16 pence per share.

     The Ordinary Class 'A' shares rank pari passu with the Ordinary Class 'B' shares and have equal voting rights.

     The Ordinary Class 'C' shares rank pari passu with the Ordinary Class 'A' and 'B' shares, but do not have any dividend or voting rights.


11.  PROFIT AND LOSS ACCOUNT


                                                            1999         1998
                                                          (Pounds)     (Pounds)

     Opening balance                                     (184,574)            -
     Retained profit/(loss) for the period                 20,193      (184,574)
                                                         --------      --------
     Retained loss at 31 December                        (164,381)     (184,574)
                                                         ========      ========

TDL INFOSPACE (EUROPE) LIMITED

For the year ended 31 December 1999


12.  RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS
     FUNDS AND RESERVES

                                                               1999       1998
                                                            (Pounds)   (Pounds)


     Retained profit/(loss) for the period                   20,193    (184,574)
     Net proceeds from issue of ordinary share capital            -     600,020
                                                            -------     -------

     Net increase in shareholders' funds                     20,193     415,446
     Opening shareholders' funds                            415,446           -
                                                            -------     -------

     Closing shareholders' funds                            435,639     415,446
                                                            =======     =======

13. PENSIONS

     From 1 January 1999 to 31 March 1999 the company participated in a pension scheme operated by Thomson Directories Limited. This pension scheme is of the defined benefit type and its assets are held in a separate trustee administered fund. The trustee company is Thomson Directories Pension Company Limited, a wholly owned subsidiary of Thomson Directories Limited, a related party of TDL Infospace (Europe) Limited. The fund is valued every three years by professionally qualified, independent actuary. The scheme is currently in surplus and all related costs in the period have been borne by Thomson Directories Limited. Particulars of the valuation are held in the accounts of Thomson Directories Limited. Copies of these accounts can be obtained by the Company Secretary of Thomson Directories Limited.

     From 1 April 1999 the company has ceased participating in a pension scheme on its employees behalf. The company actively encourages employees to contribute independently to private pension schemes of their choice.

14.  CAPITAL COMMITMENTS

                                                           1999         1998
                                                         (Pounds)     (Pounds)

     Capital expenditure commitments contracted
     for but not provided                                     -        7,800
                                                         =======       ======

TDL INFOSPACE (EUROPE) LIMITED

For the year ended 31 December 1999


15. RELATED PARTY TRANSACTIONS

    The company has a Database Licence Agreement and a Technology Licence Agreement with Infospace.com Inc, the ultimate holding company of Infospace Investments (UK) Limited, a shareholder of TDL Infospace (Europe) Limited, and during the year paid (Pounds)50,000 (1998 - (Pounds)25,000) to Infospace.com Inc in connection with these agreements.

    Thomson Directories Limited was a shareholder of the company until 29 January 1999 when it sold its share to TDLI.com Limited, a company wholly owned by the shareholders of TDL Infomedia Limited, the ultimate parent company of Thomson Directories Limited. The company has a Database Licence agreement with Thomson Directories Limited and during the year paid (Pounds)50,000 (1998 - (Pounds)25,000) to Thomson Directories Limited in connection with this agreement.

    The company has a Web Site Services Agreement with Thomson Directories Limited. The company received (Pounds)100,323 (Pounds) l998 - (Pounds) 19,050) in fees under this agreement and paid Thomson Directories Limited sales commission of (Pounds)1,728,525 (1998 - (Pounds) 456,904).

    The company has a Trade Name Licence Agreement with Infospace.com Inc. and Thomson Directories Limited.

    The company paid (Pounds)NIL (1998 - (Pounds)29,163) in respect of set-up costs to Infospace.com Inc during the year to 31 December 1999.

    The company paid (Pounds)NIL (1998 - (Pounds)60,403) in request of set-up costs and (Pounds)241,845 (1998 - (Pounds)63,153) in respect of other costs to Thomson Directories Limited during the year to 31 December 1999.

TDL INFOSPACE (EUROPE) LIMITED

PROFIT AND LOSS ACCOUNT
For the period from January 1, 2000 to August 31, 2000
(Unaudited)


Turnover                                             (Pound)3,249,927

Cost of sales                                              (2,490,025)
                                                      ---------------

Gross profit                                                  759,902

Operating expenses                                           (731,745)
                                                      ---------------

Operating profit before interest and before taxation           28,157

Interest receivable                                            15,509
                                                      ---------------

Profit on ordinary activities before taxation                  43,666

Tax on profit on ordinary activities                           (3,074)
                                                      ---------------
Profit on ordinary activities after taxation            (Pound)40,592
                                                      ===============

                       PRO FORMA FINANCIAL INFORMATION


INFOSPACE, INC. AND TDL INFOSPACE
PRO FORMA SUMMARY COMBINED
CONSOLIDATED FINANCIAL STATEMENTS


Nine months ended September 30,                    2000              1999
-------------------------------------------------------------------------

Revenues:

   Infospace, Inc.                          $ 142,488,889    $  42,188,368

   TDL Infospace                                1,029,884          555,994
                                            -------------    -------------
                                            $ 143,518,773    $  42,744,362
                                            -------------    -------------

Net Loss:

   Infospace, Inc.                          $(186,454,840)   $(191,462,269)

   TDL Infospace                                  (68,577)        (144,621)

   Elimination of joint venture

         (income) loss                            (64,207)         100,941
                                            -------------    -------------
                                            $(186,587,624    $(191,505,949)

INFOSPACE, INC. AND TDL INFOSPACE
NOTES TO UNAUDITED PRO FORMA SUMMARY COMBINED
CONSOLIDATED STATEMENT OF OPERATIONS

1.   The Periods Combined

     The InfoSpace, Inc. summary consolidated statement of operations for the nine months ended September 30, 2000 and 1999 has been combined with the TDL InfoSpace statement of operations for the nine months ended September 30, 2000 and 1999, as if the acquisition had occurred as of the beginning of the period.

2.   Pro Forma Basis of Presentation

     These Unaudited Pro Forma Summary Combined Consolidated Financial Statements are based on estimates and assumptions. The Unaudited Pro Forma Summary Combined Consolidated Financial Statements do not purport to be indicative of the combined financial position or results of operations of future periods or indicative of the results of operations of future periods or indicative of the results that actually would have been realized had the entities been a single entity during these periods.

3.   Pro Forma Statement of Operations Adjustments

     The objective of the pro forma information is to show what the significant effects on the historical financial information might have been had the companies been mergerd for the periods presented.

     Pro forma adjustments include certain reclassifications to conform to the combined presentation. All intercompany entries and accounts have been eliminated.

     InfoSpace accounted for the investment in the TDL InfoSpace joint venture under the equity method. Pro forma adjustments include the elimination of the income or loss from the joint venture.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: November 14, 2000

                                                INFOSPACE, INC.


                                                By: /s/  Tammy D. Halstead
                                                   -----------------------------
                                                Name:  Tammy D. Halstead
                                                Title: Senior Vice President and
                                                       Chief Accounting Officer